Sequoia Fund	September 30, 2020

Schedule of Investments (Unaudited)

September 30, 2020

(Percentages are of the Fund’s Net Assets)

Common Stocks (98.1%)

Shares		Value
	Aerospace & Defense (0.8%)
18,256,273	Rolls-Royce Holdings PLC (United Kingdom)	$30,624,216

	Application Software (5.0%)
178,142	Constellation Software, Inc. (Canada)	197,952,948

	Automotive Retail (5.5%)
2,380,073	CarMax, Inc.(a)	218,752,509

	Cable & Satellite (4.1%)
422,084	Liberty Broadband Corp.-Class A(a)	59,855,732
731,706	Liberty Broadband Corp.-Class C(a)	104,538,836

		164,394,568

	Communications Equipment (3.7%)
711,299	Arista Networks, Inc.(a)	147,189,102

	Construction & Engineering (3.5%)
1,500,199	Jacobs Engineering Group, Inc.	139,173,461

	Consumer Finance (3.9%)
456,279	Credit Acceptance Corp.(a)	154,514,321

	Data Processing & Outsourced Services (6.7%)
698,957	Fidelity National Information Services, Inc	102,893,460
483,636	Mastercard, Inc.-Class A	163,551,186

		266,444,646

	Financial Exchanges & Data (3.1%)
1,237,843	Intercontinental Exchange, Inc.	123,846,192

	Heavy Electrical Equipment (1.4%)
37,078,372	Melrose Industries PLC (United Kingdom)(a)	55,260,161

	Interactive Media & Services (14.2%)
100,042	Alphabet, Inc.-Class A(a)	146,621,555
139,381	Alphabet, Inc.-Class C(a)	204,834,318
812,258	Facebook, Inc.-Class A(a)	212,730,370

		564,186,243

	Internet & Direct Marketing Retail (9.5%)
1,499,478	Prosus NV (Netherlands)(a)	138,360,341
815,955	Wayfair, Inc.-Class A(a)	237,451,065

		375,811,406

	Investment Banking & Brokerage (3.2%)
3,492,974	The Charles Schwab Corp	126,550,448

	Life Sciences Tools & Services (4.6%)
232,571	Eurofins Scientific SE (Luxembourg)(a)	184,167,677

	Managed Health Care (5.2%)
658,285	Unitedhealth Group, Inc.	205,233,515

	Movies & Entertainment (10.7%)
43,481	Liberty Media Corp.-Liberty Formula One - Series A(a)	1,457,048
3,832,607	Liberty Media Corp.-Liberty Formula One - Series C(a)	139,008,656
5,698,660	Vivendi SA (France)	159,018,077
997,772	The Walt Disney Co	123,803,550

		423,287,331

Sequoia Fund	September 30, 2020

Schedule of investments (Unaudited) (Continued)

September 30, 2020

Shares		Value
	Multi-Sector Holdings (3.7%)
128	Berkshire Hathaway, Inc.-Class A(a)	$40,960,128
497,327	Berkshire Hathaway, Inc.-Class B(a)	105,900,811

		146,860,939

	Packaged Foods & Meats (2.6%)
10,409,574	The a2 Milk Co. Ltd. (New Zealand)(a)	104,754,838

	Property & Casualty Insurance (1.7%)
6,009,153	Hiscox Ltd. (Bermuda)(a)	69,273,753

	Semiconductors (5.0%)
2,434,981	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan) - SP ADR	197,403,910

	Total Common Stocks (Cost $2,267,032,476)	3,895,682,184

	Total Investments (98.1%)
	(Cost $2,267,032,476)††	3,895,682,184
	Other Assets Less Liabilities (1.9%)	76,847,779

	Net Assets (100.0%)	$3,972,529,963

††

The cost for federal income tax purposes is $2,265,179,685. The difference between book cost and tax cost is attributable to financial and tax accounting differences on a corporate spin-off. At September 30, 2020, the aggregate gross tax basis unrealized appreciation and depreciation of securities were $1,689,307,585 and $58,805,086, respectively.

(a) Non-income producing security.

Abbreviation:

SP ADR     Sponsored American Depository Receipt

Notes to Schedule of Investments (Unaudited)

Investments are carried at fair value as determined under the supervision of the Fund’s Board of Directors. Securities traded on a national securities exchange are valued at the last reported sales price on the principal exchange on which the security is listed; securities traded in the NASDAQ Stock Market (“NASDAQ”) are valued in accordance with the NASDAQ Official Closing Price. Securities for which there is no sale or Official Closing Price are valued at the mean of the last reported bid and asked prices.

Securities traded on a foreign exchange are valued at the closing price on the last business day of the period on the principal exchange on which the security is primarily traded.The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the New York Stock Exchange on the date of valuation.

U.S. Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost. U.S. Treasury Bills that when purchased have a remaining maturity in excess of 60 days are valued on the basis of market quotations and estimates until the sixtieth day prior to maturity, at which point they are valued at amortized cost. Fixed-income securities, other than U.S. Treasury Bills, are valued at the last quoted sales price or, if adequate trading volume is not present, at the mean of the last bid and asked prices.

When reliable market quotations are insufficient or not readily available at time of valuation or when Ruane, Cunniff & Goldfarb L.P. (the “Investment Adviser”) determines that the prices or values available do not represent the fair value of a security, such security is valued as determined in good faith by the Investment Adviser, in conformity with procedures adopted by and subject to review by the Fund’s Board of Directors.

Sequoia Fund	September 30, 2020

Schedule of investments (Unaudited) (Continued)

September 30, 2020

Generally accepted accounting principles establish a disclosure hierarchy that categorizes the inputs to valuation techniques used to value the investments at measurement date. These inputs are summarized in the three levels listed below:

Level 1 –	unadjusted quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk).
Level 3 –	unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers between levels are recognized at the end of the reporting period. As of September 30, 2020, all financial instruments listed in the Schedule of Investments are considered Level 1. During the nine months ended September 30, 2020, there were no transfers between Levels and there were no Level 3 securities held by the Fund.

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